UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2011

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01	Other Events

Common Stock Offering. On January 20, 2011, Fifth Third Bancorp announced that it priced a $1.7 billion public offering of its common stock at a price of $14.00 per share (the “Common Stock Offering”). In connection with the Common Stock Offering, on January 20, 2011, Fifth Third entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters listed therein (the “Common Stock Underwriters”), with J.P. Morgan Securities LLC in its capacity as agent for an affiliate (the “Forward Seller”), and with JPMorgan Chase Bank, National Association (the “Forward Purchaser”). The Common Stock Underwriting Agreement provides for the sale by Fifth Third to the Common Stock Underwriters of 121,428,572 shares of Fifth Third Common Stock. The Underwriting Agreement further provides the Common Stock Underwriters with an option, exercisable for 30 days, to purchase up to an additional 12,142,857 shares of Fifth Third Common Stock to cover over-allotments. If such option is exercised, Fifth Third may elect in its sole discretion that all or any portion of such additional shares be sold to the Common Stock Underwriters by the Forward Seller, in which case Fifth Third would enter into a forward sale agreement with the Forward Purchaser in respect of such additional shares.

On January 24, 2011, the Common Stock Underwriters notified Fifth Third that they have exercised their option in full to purchase the additional 12,142,857 shares of Fifth Third Common Stock at the public offering price of $14.00 per share. In connection with such exercise, Fifth Third elected that all such additional shares be sold by the Forward Seller and Fifth Third entered into a forward sale agreement dated January 24, 2011 with the Forward Purchaser (the “Forward Sale Agreement”).

On January 25, 2011, Fifth Third closed the Common Stock Offering. At the closing, Fifth Third sold 121,428,572 shares of its common stock to the Common Stock Underwriters for proceeds to Fifth Third of $1,700,000,008 or $1,649,000,008, net of underwriting discounts. Also at the closing, in satisfaction of the additional shares subject to the over-allotment option, the Forward Seller borrowed and sold 12,147,857 shares of Fifth Third Common Stock to the Common Stock Underwriters in accordance with the terms of the Common Stock Underwriting Agreement and the Forward Sale Agreement. Fifth Third does not expect to receive any cash proceeds from the sale of the additional shares in satisfaction of the over-allotment option. Fifth Third expects that the number of any additional new shares of its common stock necessary to be issued by Fifth Third in settlement of the Forward Sale Agreement will not be significant.

The Common Stock Offering is described in Fifth Third’s prospectus supplement dated January 20, 2011, together with the related prospectus dated March 25, 2010, filed with the Securities and Exchange Commission under Rule 424(b) on January 21, 2011.

The Common Stock Underwriting Agreement and Forward Sale Agreement contain various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. The description of the Common Stock Underwriting Agreement and Forward Sale Agreement set forth above is qualified in its entirety by reference to the Common Stock Underwriting Agreement and the Forward Sale Agreement, which are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Senior Notes Offering. On January 20, 2011, Fifth Third also entered into an Underwriting Agreement (the “Senior Notes Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters listed therein (the “Senior Notes Underwriters”) for the sale of $1,000,000,000 3.625% Senior Notes due 2016 (the “Senior Notes Offering”). On January 25, 2011, Fifth Third closed the Senior Notes Offering and sold $1,000,000,000 in aggregate principal amount of its 3.625% Senior Notes due January 25, 2016 (the “Senior Notes”) to the Senior Notes Underwriters for proceeds of $995,320,000, net of discounts. In connection with the issuance and sale of the Senior Notes, Fifth Third entered into a Supplemental Indenture dated as of January 25, 2011 with Wilmington Trust Company, as Trustee, which modifies the existing Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third and the Trustee. The Supplemental Indenture and the Indenture define the rights of the Senior Notes, which Senior Notes are represented by Global Securities dated as of January 25, 2011.

The Senior Notes Offering is described in Fifth Third’s prospectus supplement dated January 20, 2011, together with the related prospectus dated March 25, 2010, filed with the Securities and Exchange Commission under Rule 424(b) on January 21, 2011.

The Senior Notes Underwriting Agreement, the Supplemental Indenture and the Global Securities representing the Senior Notes contain various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. The description of the Senior Notes Underwriting Agreement, the Supplemental Indenture and the Global Securities set forth above are qualified in its entirety by reference to the Senior Notes Underwriting Agreement, the Supplemental Indenture and the Global Security, which are filed as Exhibits 1.2, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

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The shares of Fifth Third Bancorp common stock sold in the Common Stock Offering and the Fifth Third Bancorp Senior Notes sold in the Senior Notes Offering were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-165689) filed with the Securities and Exchange Commission on March 25, 2010.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits below relate to Registration Number 333-165689 on Form S-3 of Fifth Third Bancorp and are filed herewith for incorporation by reference in such Registration Statement:

1.1 – Underwriting Agreement dated as of January 20, 2011 among Fifth Third Bancorp, the Forward Purchaser named therein, the Forward Seller named therein and J.P. Morgan Securities LLC as representative of the underwriters named therein.

1.2 – Underwriting Agreement dated as of January 20, 2011 between Fifth Third Bancorp, and J.P. Morgan Securities LLC as underwriter and representative of the other underwriters named therein.

4.1 – Confirmation of Forward Sale Transaction dated as of January 24, 2011 among Fifth Third Bancorp and JPMorgan Chase Bank, National Association.

4.2 – Supplemental Indenture dated as of January 25, 2011 between Fifth Third Bancorp and Wilmington Trust Company, as trustee, to the Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third and the Trustee.

4.3 – Global Security dated as of January 25, 2011 representing Fifth Third Bancorp’s $500,000,000 3.625% Senior Notes due 2016. (1)

5.1 – Opinion of James R. Hubbard, Senior Vice President and Chief Legal Officer, regarding legality of Common Stock and Senior Notes

5.2 – Opinion of Graydon Head & Ritchey LLP regarding legality of Common Stock and Senior Notes

23.1 – Consent of James R. Hubbard, Senior Vice President and Chief Legal Officer (included in opinion filed as Exhibit 5.1)

23.2 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.2)

(1)	Fifth Third Bancorp also entered into an identical security on January 25, 2011 representing an additional $500,000,000 of its 3.625% Senior Notes due 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

January 25, 2011	/s/ DANIEL T. POSTON
Daniel T. Poston
Executive Vice President and Chief Financial Officer